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                                 EXHIBIT 99.07

                  MONTHLY CERTIFICATEHOLDERS' STATEMENT 1994-5


                         [Exhibit Begins on Next Page]
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First USA Bank
First USA Management
Post Office Box 650370
Dallas, TX 75265-0370
Tel (214) 849-2000
                                                [LOGO OF FIRST USA APPEARS HERE]






                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                _______________________________________________

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-5
                _______________________________________________

              Monthly Period:                        04/01/96 to
                                                     04/30/96
              Distribution Date:                     05/15/96
              Transfer Date:                         05/14/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-5 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.      Information Regarding the Current Monthly Distribution.
        -------------------------------------------------------

        1. The total amount of the distribution to Certificateholders per $1,000 original certificate principal amount

                                           Class A                   $4.70000000
                                           Class B                    4.86666675
                                           Collateral Inv. Amt.       5.20833328
                                                              ------------------
                                           Total (weighted avg.)     $4.76420669


        2.      The amount of the distribution set forth in
                paragraph 1 above in respect of interest on
                the Certificates, per $1,000 original
                certificate principal amount
                                           Class A                   $4.70000000
                                           Class B                    4.86666675
                                           Collateral Inv. Amt.       5.20833328
                                                              ------------------
                                           Total (weighted avg.)     $4.76420669
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                 Series 1994-5
Page 2


        3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                       Class A                       $0.00000000
                                       Class B                        0.00000000
                                       Collateral Inv. Amt.           0.00000000
                                                            --------------------
                                       Total                         $0.00000000
                                                            ====================

B.      Information Regarding the Performance of the Trust.
        --------------------------------------------------

        1.      Allocation of Principal Receivables.
                ------------------------------------
                The aggregate amount of Allocations of Principal
                Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                       Class A                    $51,402,321.03
                                       Class B                      4,021,440.99
                                       Collateral Inv. Amt.         6,508,352.29
                                                            --------------------
                                       Total                      $61,932,114.31
                                                            ====================

        2.      Allocation of Finance Charge Receivables.
                -----------------------------------------

                The aggregate amount of Allocations of Finance Charge Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                       Class A                     $6,893,892.58
                                       Class B                        539,929.67
                                       Collateral Inv. Amt.           872,077.41
                                                            --------------------
                                       Total                       $8,305,899.66
                                                            ====================

        3.      Principal Receivables / Investor Percentages
                --------------------------------------------

                (a)     The aggregate amount of Principal
                        Receivables in the Trust as of the
                        last day of the Monthly Period
                                                              $15,407,153,743.19


                (b)     Invested Amount as of the last day
                        of the Monthly Period

                                       Class A                   $500,000,000.00
                                       Class B                     39,160,000.00
                                       Collateral Inv. Amt.        63,250,000.00
                                                            --------------------
                                       Total                     $602,410,000.00
                                                            ====================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                 Series 1994-5
Page 3

    (c)  The Floating Allocation Percentage: The Invested
         Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal
         Receivables as of the Record Date set forth in paragraph 3(a) above

                                        Class A                           3.245%
                                        Class B                           0.254%
                                        Collateral Inv. Amt.              0.411%
                                                               -----------------
                                        Total                             3.910%

    (d)  During the Amortization Period: The Invested
         Amount as of _______ (the last day of the Revolving
         Period)
                                        Class A                             N/A
                                        Class B                             N/A
                                        Collateral Inv. Amt.                N/A
                                                               -----------------
                                        Total                               N/A

    (e)  The Fixed/Floating Allocation Percentage: The Invested
         Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal
         Receivables set forth in paragraph 3(a) above

                                        Class A                             N/A
                                        Class B                             N/A
                                        Collateral Inv. Amt.                N/A
                                                               -----------------
                                        Total                               N/A


4.  Delinquent Balances.
    --------------------

    The aggregate amount of outstanding balances in               Aggregate
    the Accounts which were delinquent as of the end               Account
    of the day on the last day of the Monthly Period               Balance
                                                              ------------------
    (a)    35 - 64 days                                          $233,085,687.89
    (b)    65 - 94 days                                           150,215,281.63
    (c)    95 - 124 days                                          110,895,315.12
    (d)    125 - 154 days                                          88,035,352.92
    (e)    155 - 184 days                                          76,105,895.19
    (f)    185 or more days                                        66,855,338.43
                                                              ------------------
                                        Total                    $725,192,871.18
                                                              ==================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                   Series 1994-5
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  5.  Monthly Investor Default Amount.
      --------------------------------

      (a)  The aggregate amount of all defaulted
           Principal Receivables written off as
           uncollectible during the Monthly Period
           allocable to the Invested Amount
           (the aggregate "Investor Default Amount")

                                   Class A                    $2,024,979.01
                                   Class B                       158,596.36
                                   Collateral Inv. Amt.          256,159.84
                                                        -------------------
                                   Total                      $2,439,735.21
                                                        ===================

      (b)  The amount set forth in paragraph 5(a)
           above in respect of the Monthly Investor
           Default Amount, per original $1,000 interest

                                   Class A                            $4.05
                                   Class B                             4.05
                                   Collateral Inv. Amt.                4.05
                                                        -------------------
                                   Total                              $4.05
                                                        ===================


  6.  Investor Charge-Offs & Reimbursements of Charge-Offs.

      (a)  The aggregate amount of Class A Investor
           Charge-Offs and the reductions in the
           Class B Invested Amount and the Collateral
           Invested Amount

                                   Class A                            $0.00
                                   Class B                             0.00
                                   Collateral Inv. Amt.                0.00
                                                        -------------------
                                   Total                              $0.00
                                                        ===================

       (b)  The amounts set forth in paragraph 6(a)
            above, per $1,000 original certificate
            principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                   Class A                            $0.00
                                   Class B                             0.00
                                   Collateral Inv. Amt.                0.00
                                                        -------------------
                                   Total                              $0.00
                                                        ===================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                 Series 1994-5
Page 5


                (c) The aggregate amount of Class A Investor Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                                       Class A                             $0.00
                                       Class B                              0.00
                                       Collateral Inv. Amt.                 0.00
                                                           ---------------------
                                       Total                               $0.00
                                                           =====================


                (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                       Class A                             $0.00
                                       Class B                              0.00
                                       Collateral Inv. Amt.                 0.00
                                                           ---------------------
                                       Total                               $0.00
                                                           =====================


        7.      Investor Servicing Fee.
                -----------------------

                (a)     The amount of the Investor Monthly Servicing Fee
                        payable by the Trust to the Servicer for the
                        Monthly Period
                                       Class A                       $625,000.00
                                       Class B                         48,950.00
                             Remaining Servicing Fee                   79,062.50
                                                           ---------------------
                                       Total                         $753,012.50
                                                           =====================


                (b)     The amount set forth in paragraph 7(a) above, per
                        $1,000 interest
                                       Class A                       $1.25000000
                                       Class B                        1.25000000
                             Remaining Servicing Fee                  1.25000000
                                                           ---------------------
                                       Total                         $1.25000000
                                                           =====================


        8.      Reallocated Principal Collections
                ---------------------------------

                The amount of Reallocated Collateral and Class B
                Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor
                Charge-Offs for the prior month.

                                       Class B                             $0.00
                                       Collateral Inv. Amt.                 0.00
                                                           ---------------------
                                       Total                               $0.00
                                                           =====================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                   Series 1994-5
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        9.      Collateral Invested Amount
                --------------------------

                (a) The amount of the Collateral Invested Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of the preceding month
                                                                  $63,250,000.00

                (b)     The Required Collateral Invested Amount as of the
                        close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made in respect of the preceding month
                                                                  $63,250,000.00



        10.     The Pool Factor.
                ----------------

                The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor


                                       Class A                        1.00000000
                                       Class B                        1.00000000
                                                            --------------------
                                       Total (weighted avg.)          1.00000000


        11.     The Portfolio Yield
                -------------------

                The Portfolio Yield for the related Monthly Period        11.69%

        12.     The Base Rate
                -------------

                The Base Rate for the related Monthly Period               7.65%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                                         FIRST USA BANK
                                         as Servicer

                                         By:  /s/ Steven L. McDonald
                                              ----------------------------------
                                              Steven L. McDonald
                                              Senior Vice President